UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2010

ON4 COMMUNICATIONS INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

Commission File Number: 000-53666

10575 N.114th Street, Suite 103
Scottsdale, AZ  85259
(Address of principal executive offices)

480.344.7755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.
Item 5.01 Changes in Control of Registrant.

On February 3, 2010, On4 Communications Inc. (the “Company) repaid $75,000 towards debt owed to Penny Green, the Company’s Chief Executive Officer and director, and Bacchus Entertainment Ltd., a company controlled and directed by Ms. Green. The Company made the payment in accordance with a post merger agreement (the “Post Merger Agreement”), among the Company, Penny Green, Bacchus Entertainment Ltd. and Bacchus Filing Inc., dated September 14, 2009.

Pursuant to the Post Merger Agreement, Penny Green and Bacchus Entertainment Ltd. cancelled a total of 52,223,931 shares of common stock in the capital of the Company. After the cancellation, there are 47,651,046 shares of the Company’s common stock issued and outstanding.

As result of the cancellation of shares, a change of control occurred, whereupon Penny Green ceased to be the beneficial owner of the majority of issued and outstanding shares of the Company’s common stock.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth the ownership, as of February 5, 2010, of our common stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities. As of February 5, 2010, there were 47,651,046 shares of our common stock issued and outstanding. All persons named have sole or shared voting and investment control with respect to the shares, except as otherwise noted. The number of shares described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of this report.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP
Common	Cameron Robb (1) 15615 N.71st Street Scottsdale, Arizona USA 85254	15,850,000 (2)	33.29% (6)
Common	Catherine LeBlanc (3) 7 Vancouver Street, Suite 207 Barrie, Ontario Canada L4M 4M1	0	0% (7)(6)
Common	Penny Green (4) 1820- 925 West Georgia Street Vancouver, British Columbia Canada V6C 3L2	2,414,035 (5)	5.07% (6)
All Executive Officers and Directors as a Group		18,264,035	38.33% (6)
	5% BENEFICIAL OWNERS
Common	On4 Communications. Inc.(6)	15,850,000	33.29%
Common	Bacchus Entertainment Ltd. (6)	2,414,035	5.07%
All 5% Beneficial Owners		18,264,035	38.33%

1. Cameron Robb is our President, Chief Executive Officer, and Director.

2. Includes 15,800,000 shares of our common stock held by On4 Communications, Inc. (Canada), a Canadian federal corporation (“On4 Canada”) over which Mr. Robb and Gord Jessop share voting and dispositive control. However, of the 15,800,000 shares, 4,336,001 shares are beneficially owned by Gord Jessop and 4,010,499 are beneficially owned by other shareholders.  On4 Canada is currently completing a reorganization to transfer legal title to the beneficial owners of the shares.

3. Catherine LeBlanc is our Director.

4. Penny Green is our Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and Director.

5. Includes 2,414,035 shares of our common stock held by Bacchus Entertainment Ltd., a company over which Ms. Green exercises sole voting and dispositive control.

6. Calculated based on issued and outstanding shares of 47,651,046 as of February 5, 2010.

7. Less than 1%

Investors can review the Post Merger Agreement in its entirely incorporated as an exhibit to our quarterly report on Form 10-Q filed on September 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2010	On4 Communications Inc.
(Registrant)

By:	/s/ Penny Green
Penny Green
Chief Financial Officer, Principal Accounting Officer, Director

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